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                         DYCOM INDUSTRIES, INC.
      450 AUSTRALIAN AVENUE SOUTH, WEST PALM BEACH, FLORIDA  33401
                           PROXY FOR THE 1995
          ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 27, 1995

This proxy is solicited on behalf of the Board of Directors of Dycom Industries, Inc. (the "Company"). The undersigned hereby appoints Thomas R. Pledger and Ronald P. Younkin, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling) to vote all shares of common stock held of record by the undersigned on October 12, 1995 at the 1995 Annual Meeting of Shareholders of Dycom Industries, Inc. scheduled to be held on November 27, 1995, and at any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE NOMINEE NAMED HEREON. THE SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT ON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

            PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN




















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1.  The election of the nominees for director as set forth in Proxy
Statement accompanying the Notice of Meeting and listed below.
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
    THE NOMINEES LISTED BELOW.

          Walter L. Revell         /  /For   /  /Against

          Ronald L. Roseman        /  /For   /  /Against

2. To vote in their discretion on the transaction of such other business as may properly come before the meeting and any adjournments thereof.

Dated_______________________, 1995   _____________________________
                                     Signature
                                     _____________________________
                                     Signature (if held jointly)

                                     Please date and sign as your
                                     name appears on the label
                                     affixed hereto, and return in
                                     the enclosed envelope.  If
                                     acting as attorney, executor,
                                     administrator, trustee, or
                                     guardian, you should so
                                     indicate when signing.  If the
                                     signer is a corporation
                                     please sign the full corporate
                                     name by a duly authorized
                                     officer.  If the shares are
                                     held jointly, each Shareholder
                                     named is required to sign.